EXHIBIT 77 Q1

MAINSTAY VP SERIES FUND, INC

811-03833

FOR PERIOD ENDED 12/31/08

MAINSTAY SERIES VP SERIES FUND, INC.

AMENDED AND RESTATED MANAGEMENT AGREEMENT

This Amended and Restated Management Agreement is hereby made as of the 1st day of August, 2008 (the “Agreement”) between MainStay VP Series Fund, Inc. (the “Company”), further amended from time to time, on behalf of its series as set forth on Schedule A (each, a “Portfolio,” and collectively, the “Portfolios”) and New York Life Investment Management LLC, a Delaware limited liability company (“NYLIM” or the “Manager”).

W I T N E S S E T H:

WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the shares of common stock of the Company (the “Shares”) are divided into separate series, each of which is established by resolution of the Board of Directors of the Company (“Board”) and the Directors may from time to time terminate such series or establish and terminate additional series; and

WHEREAS, the Manager is engaged in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Manager to provide investment advisory and related administrative services to each of the Portfolios, and the Manager is willing to provide or procure such services on the terms and conditions hereinafter set forth; and

WHEREAS, the Company entered into an Amended and Restated Management Agreement dated as of May 1, 2008 (the “Prior Agreement”); and

WHEREAS, the parties hereto now desire to amend and restate the Prior Agreement to reflect the effective date of the Agreement and the revised fee schedule; and

WHEREAS, this Agreement restates, in its entirety, the Prior Agreement; and

WHEREAS, the parties to this Agreement acknowledge that the Agreement is not intended to materially change the services provided under the Prior Agreement;

NOW, THEREFORE, the parties agree as follows:

ARTICLE I.  APPOINTMENT

A.            Appointment. The Company hereby appoints NYLIM to act as Manager to the Portfolios for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to provide the advisory and administrative services herein described, for the compensation herein provided.

ARTICLE II.  ADVISORY SERVICES

A. Advisory Duties of Manager.  Subject to the supervision of the Board, the Manager shall manage all aspects of the advisory operations of each Portfolio and the composition of the portfolio of each Portfolio, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Portfolio, as stated in the currently effective Prospectus (as hereinafter defined); in conformity with the Articles of Incorporation and By-Laws (each as hereinafter defined) of the Company; under the instructions and directions of the Directors of the Company; and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder, the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder, and all other applicable federal and state laws and regulations.  In connection with the services provided under this Agreement, the Manager will use its best efforts to manage each Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder, and will comply with the diversification requirements of Section 817(h) of the Code and the regulations issued thereunder, and any other rules and regulations applicable to investment vehicles underlying variable annuity contracts or variable life insurance policies.   In managing each Portfolio in accordance with the requirements set out in this Section, the Manager will be entitled to receive and act upon advice of counsel for the Company or a Portfolio.

1. Portfolio Management.  The Manager will determine the securities and other instruments to be purchased, sold or entered into by each Portfolio and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Manager’s determinations and all in accordance with each Portfolio’s policies as set out in the Prospectus of the Portfolio or as adopted by the Board and disclosed to the Manager.  The Manager will determine what portion of each Portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.  Each Portfolio will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Manager’s investment advisory clients.

2. Selection of Brokers.  Subject to the policies established by, and any direction from, the Board, the Manager will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Portfolio. The Manager will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Company’s Registration Statement or as the Board may direct from time to time.  It is recognized that, in providing the Portfolios with investment supervision or the placing of orders for Portfolio transactions, the Manager will give primary consideration to securing the most favorable price and efficient execution.  Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.  It is understood that neither the Portfolios, the Company nor the Manager has adopted a formula for allocation of the Portfolios’ investment transaction business.  It is also understood that it is desirable for the Portfolios that the Manager have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolios than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, the Manager or any subadvisor is authorized to place orders for the purchase and sale of securities for the Portfolios with such certain brokers, subject to review by the Company’s Directors from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Manager or any subadvisor in connection with its services to other clients.

Subject to the foregoing, it is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Portfolio to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, and the rules and interpretations of the Securities and Exchange Commission (“SEC”) thereunder, or as otherwise permitted from time to time by a Portfolio’s Prospectus.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Portfolios as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to such other clients.

3. Delegation of Investment Advisory Services.  Subject to the prior approval of a majority of the members of the Board, including a majority of the Board who are not “interested persons” and, to the extent required by applicable law, by the shareholders of a Portfolio, the Manager may, through a subadvisory agreement or other arrangement, delegate to a subadvisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.  Subject to the prior approval of a majority of the members of the Board, including a majority of the Board who are not “interested persons” and, to the extent required by applicable law, by the shareholders of a Portfolio, the Manager may adjust such duties, the portion of assets being managed, and the fees to be paid by the Manager; provided, that in each case the Manager will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Manager of any of its obligations under this Agreement.

The Company and Manager understand and agree that the Manager may manage a Portfolio in a “manager-of-managers” style with either a single or multiple subadvisors, which contemplates that the Manager will, among other things and pursuant to an Order issued by the SEC:  (i) continually evaluate the performance of each Subadvisor to a Portfolio, if applicable, through quantitative and qualitative analysis and consultations with such Subadvisor; (ii) periodically make recommendations to the Board as to whether the contract with one or more Subadvisors should be renewed, modified, or terminated; and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions.  The Company recognizes that a Subadvisor’s services may be terminated or modified pursuant to the “manager-of-managers” process, and that the Manager may appoint a new Subadvisor for a Subadvisor that is so removed.

4. Instructions to Custodian.  The Manager or any subadvisor shall provide the Company’s custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

5. Valuation.  The Manager will provide assistance to the Board in valuing the securities and other instruments held by each Portfolio, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Portfolio.

B. Books and Records.  The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the SEC under the 1940 Act any such records as are required to be maintained by the Manager.  The Manager shall render to the Company’s Directors such periodic and special reports as the Directors may reasonably request.

C. Advisory Services Not Exclusive.  The Manager’s services to the Company and each Portfolio pursuant to this Agreement are not exclusive and it is understood that the Manager may render investment advice, management and services to other persons (including other investment companies) and engage in other activities, so long as its services under this Agreement are not impaired by such other activities.  It is understood and agreed that officers or directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.  Whenever a Portfolio and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Manager to be equitable to each entity over time.  Similarly, opportunities to sell securities will be allocated in a manner believed by the Manager to be equitable to each entity over time.  The Company and each Portfolio recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Portfolio.

ARTICLE III.  ADMINISTRATIVE SERVICES

A. Administrative Duties of Manager.   The Manager shall:  (i) furnish the Portfolios with office facilities; (ii) be responsible for the financial and accounting records required to be maintained by the Portfolios (excluding those being maintained by the Portfolios’ custodian and transfer agent except as to which the Manager has supervisory functions) and other than those being maintained by the Portfolios’ subadvisor, if any; and (iii) furnish the Portfolios with board materials, ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and such other services as the parties may agree.  The Manager will also monitor each Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

1. Instructions to Custodian.  The Manager or any sub-administrator shall provide the Company’s custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

2. Books and Records.  The Manager shall keep the Portfolios’ books and records required to be maintained by it.  The Manager agrees that all records which it maintains for the Portfolios are the property of the Portfolios, and it will surrender promptly to the Portfolios any of such records upon the Portfolios’ request.  Moreover, the Manager shall maintain all books and records with respect to the Portfolios’ securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the rules thereunder.  The Manager shall render to the Company’s Directors such periodic and special reports as the Directors may reasonably request.

3. Administrative Services Not Exclusive.  The Manager’s services to the Company and each Portfolio pursuant to this Agreement are not exclusive and it is understood that the Manager may render administrative services to other persons and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.  It is understood and agreed that officers or directors of the Manager may serve as officers or Directors of the Company, and that officers or Directors of the Company may serve as officers or directors of the Manager to the extent permitted by law; and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

4. Delegation of Administration Services.  With respect to any or all series of the Company, including the Portfolios, the Manager may enter into one or more contracts “Sub-Administration Contract”) with a sub-administrator in which the Manager delegates to such sub-administrator any or all its duties specified in this Agreement, provided that the Sub-Administration Contract meets all applicable requirements of the 1940 Act and rules thereunder, as applicable.  The Manager will at all times maintain responsibility for providing the administration services, and will supervise any sub-administrator.

5. Valuation.  The Manager will provide assistance to the Board in valuing the securities and other instruments held by each Portfolio, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Portfolio.

ARTICLE IV.  EXPENSES

A. Expenses Borne by Manager.

1. In connection with the services rendered by the Manager under this Agreement, the Manager will bear all of the following expenses:

(i) The salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not interested persons of the Manager or of the Company, and the salary (or a portion thereof) of the Company’s Chief Compliance Officer that the Board approves for payment by the Portfolios; and

(ii) All expenses incurred by the Manager in connection with managing the investment operations of the Portfolios other than those assumed by the Company, Portfolio or Administrator of the Portfolio or the Company or other third party under a separate agreement.

2. The Manager will not be required to pay expenses of any activity which is primarily intended to result in sales of Shares if and to the extent that:  (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Portfolio's Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses; or (ii) the Company on behalf of the Portfolio will have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Portfolio (or some other party) will assume some or all of such expenses.  The Manager will pay such sales expenses only to the extent they are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Portfolio (or some other party) pursuant to such a plan.

A.	Expenses Borne by the Company/Portfolio.

1. Each Portfolio assumes and will pay its expenses, including but not limited to those described below (where any such category applies to more than one series of the Company, the Portfolio shall be liable only for its allocable portion of the expenses):

(i) The fees of any investment adviser or expenses otherwise incurred by the Company in connection with the management of the investment and reinvestment of the assets of the Portfolios;

(ii) Brokers’ commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Portfolios;

(iii) Litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business;

(iv) The fees and expenses of Directors who are not interested persons of the Manager of any investment adviser, and the salary (or a portion thereof) of the Company’s Chief Compliance Officer that the Board approves for payment by the Portfolios;

(v) The fees and expenses of the Portfolios’ Custodian which relate to:  (a) the custodial function and the recordkeeping connected therewith; (b) the preparation and maintenance of the general required accounting records of the Portfolios not being maintained by the Manager; (c) the pricing of the Portfolio’s Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Company; and (d) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolios’ Shares;

(vi) The fees and expenses of the Portfolios’ transfer and dividend disbursing agent, which may be a custodian of the Portfolios, which relate to the maintenance of each shareholder account;

(vii) The charges and expenses of legal counsel (including an allocable portion of the cost of maintaining an internal legal department (provided pursuant to a separate legal services agreement) and compliance department) and independent accountants for the Company;

(viii) All taxes and business fees payable by the Portfolios to federal, state or other governmental agencies;

(ix) The fees of any trade association of which the Company may be a member;

(x) The cost of share certificates representing the Portfolios’ shares;

(xi) The cost of fidelity, Directors and officers and errors and omissions insurance;

(xii) Allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors meetings and of preparing, printing and mailing prospectuses, proxies and other reports to shareholders in the amount necessary for distribution to the shareholders;

(xiii) The fees and expenses involved in registering and maintaining registrations of the Company and of its Shares with the SEC, registering the Company a broker or dealer and qualifying its Shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(xiv) The Company hereby agrees to reimburse the Manager for the organization expenses of, and the expenses incurred in connection with, the initial offering of any new share classes of a Portfolio or the initial offering of a new series of the Company.

ARTICLE V.  COMPENSATION

A. Compensation.  For the services provided and the facilities furnished pursuant to this Agreement, the Company will pay to the Manager as full compensation therefor a fee at the annual rate for each Portfolio as set forth on Schedule A.  This fee will be computed daily and will be paid to the Manager monthly.  This fee will be chargeable only to the applicable Portfolio, and no other series of the Company shall be liable for the fee due and payable hereunder.  The Portfolios shall not be liable for any expense of any other series of the Company.

The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Manager.  Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Manager at any time.  For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

ARTICLE VI.  ADDITIONAL OBLIGATIONS OF THE PORTFOLIOS/COMPANY

A. Documents.  The Company has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

1. Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, is herein called the “Articles of Incorporation”);

2. By-Laws of the Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

3. Certified Resolutions of the Directors of the Company authorizing the appointment of the Manager and approving the form of this Agreement;

4. Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the “Registration Statement”), as filed with the SEC, relating to the Portfolios and the Portfolios’ Shares and all amendments thereto;

5. Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the SEC and all amendments thereto; and

6. The form of Prospectus and Statement of Additional Information of the Company pursuant to which the Portfolios’ shares are offered for sale to the public (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the “Prospectus”).

B. Company Materials.  During the term of this Agreement, the Company agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Portfolios or to the public, which refer to the Manager in any way, prior to use thereof and, not to use such material if the Manager reasonably objects in writing within five (5) business days (or such other time as may be mutually agreed) after receipt thereof.  In the event of termination of this Agreement, the Company will continue to furnish to the Manager copies of any of the above-mentioned materials that refer in any way to the Manager.  The Company shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Portfolios as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

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ARTICLE VII.  LIMITATION OF LIABILITY OF MANAGER

A. Limitation of Liability of Manager.

1. As an inducement to the Manager undertaking to provide services to the Company and each Portfolio pursuant to this Agreement, the Company and each Portfolio agrees that the Manager will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Company or a Portfolio in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Manager against any liability to the Company, a Portfolio or its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

2. The rights of exculpation provided under this Section are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section to the maximum extent permitted by applicable law.

ARTICLE IX.  MISCELLANEOUS

A. Manager Personnel.  The Manager shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed.  Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such directors, officers, or employees.  The Manager shall make its directors, officers and employees available to attend Company Board meetings as may be reasonably requested by the Board from time to time.  The Manager shall prepare and provide such reports on the Portfolios and their operations as may be reasonably requested by the board from time to time.  The Manager shall implement Board-approved proxy voting policies and procedures, and shall respond to corporate actions taken by issuers of the Portfolio’s portfolio holdings consistent with its fiduciary duty to the Portfolios.

B. Duration and Termination.  This Agreement shall continue in effect with respect to the Portfolios for a period of more than two (2) years from the date hereof following shareholder approval, as necessary, and thereafter only so long as such continuance is specifically approved at least annually with respect to the Portfolios in conformity with the requirements of the 1940 Act and the Rules thereunder and any applicable SEC or SEC staff guidance or interpretation.  This Agreement shall continue in effect with respect to the Portfolios for a period of more than one (1) year from the date hereof in circumstances when shareholder approval is not required, and thereafter only so long as such continuance is specifically approved at least annually with respect to the Portfolios in conformity with the requirements of the 1940 Act and the Rules thereunder and any applicable SEC or SEC staff guidance or interpretation.  However, this Agreement may be terminated with respect to the Portfolios at any time, without the payment of any penalty, by the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolios, or by the Manager at any time, without the payment of any penalty, on not more than sixty (60) days’ nor less than thirty (30) days’ written notice to the other party.  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

C. Additional Series.  In the event the Company establishes one or more Portfolios after the effective date of this Agreement, such Portfolios will become Portfolios under this Agreement upon approval of this Agreement by the Board with respect to the Portfolios and the execution of an amended Schedule A reflecting the Portfolios.

D. Independent Contractor.  Except as otherwise provided herein or authorized by the Board from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Portfolios or the Company in any way or otherwise be deemed an agent of the Portfolios or the Company.

E. Amendment.  This Agreement may be amended in writing by mutual consent, but the consent of the Portfolios, if required, must be obtained in conformity with the requirements of the 1940 Act and the Rules thereunder.

F. Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: Secretary; or (2) to the Company at 51 Madison Avenue, New York, New York 10010, Attention: President.

G. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

H. Use of Name.  The Portfolios may use any name including the word MainStay only for so long as this Agreement or any other agreement between the Managers or any other affiliate of New York Life Insurance Company and the Company or any extension, renewal or amendment thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager’s business as investment adviser and/or administrator.  At such time as such an agreement shall no longer be in effect, each Portfolio will (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager or any organization that shall have so succeeded to its respective business.

I. Captions and Headings.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

J. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

K. Interpretation of Law.   As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act.  Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 1st day of August, 2008.  This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:                                                                             By:
Name:                                                                            Name:                       Barry A. Schub
Title:                                                                            Title:                       Executive Vice President

MAINSTAY VP SERIES FUND, INC.

Attest:                                                                             By:
Name:                                                                            Name:                       Stephen P. Fisher
Title:                                                                            Title:                       President

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SCHEDULE A

(Effective as of August 1, 2008 through August 1, 2009)

For all services rendered by the Manager hereunder, the below named Portfolios of the Company shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, at annual fee equal to the following:

Portfolio	Annual Rate*
Bond Portfolio	0.500% up to $500 million; 0.475% from $500 million to $1 billion; and 0.450% in excess of $1 billion
Capital Appreciation Portfolio	0.610% up to $1 billion; 0.500% in excess of $1 billion
Cash Management Portfolio	0.450% up to $500 million; 0.400% from $500 million to $1 billion; and 0.350% in excess of $1 billion
Common Stock Portfolio	0.550% up to $500 million; 0.525% from $500 million to $1 billion; and 0.500% in excess of $1 billion
Convertible Portfolio	0.600% up to $1 billion; and 0.500% in excess of $1 billion.
Developing Growth Portfolio	0.800% up to $200 million; 0.750% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.700% in excess of $1 billion
Government Portfolio	0.500% up to $500 million; 0.475% from $500 million to $1 billion; and 0.450% in excess of $1 billion
High Yield Corporate Bond Portfolio	0.570% up to$1 billion; 0.550% from $1 billion to $5 billion; and 0.525% in excess of $5 billion
ICAP Select Equity Portfolio	0.800% up to $250 million; 0.750% from $250 million to $1 billion; and 0.740% in excess of $1 billion
International Equity Portfolio	0.890% up to $500 million; and 0.850% in excess of $500 million
Large Cap Growth Portfolio	0.750% up to $500 million; 0.725% from $500 million to $1 billion; and 0.700% in excess of $1 billion
S&P 500 Index Portfolio	0.300% up to $1 billion; 0.275% from $1 billion to $2 billion; 0.265% from $2 billion to $3 billion; and 0.250% on assets over $3 billion
Total Return Portfolio	0.570% up to $1 billion; and 0.550% in excess of $1 billion

(Effective as of May 1, 2008 through May 1, 2010

as approved by the Portfolios’ shareholders on March 17, 2008)

For all services rendered by the Manager hereunder, the below named Portfolios of the Company shall pay the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, at annual fee equal to the following:

Portfolio	Annual Rate*
Balanced Portfolio	0.75% up to $1 billion; and 0.70% in excess of $1 billion
Conservative Allocation	0.00%
Floating Rate Portfolio	0.60%
Growth Allocation Portfolio	0.00%
Mid Cap Core Portfolio	0.85% up to $1 billion; and 0.80% in excess of $1 billion
Mid Cap Growth Portfolio	0.75% up to $500 million; and 0.70% in excess of $500 million
Mid Cap Value Portfolio	0.70% up to $500 million; and 0.65% in excess of $500 million
Moderate Allocation Portfolio	0.00%
Moderate Growth Allocation Portfolio	0.00%
Small Cap Growth Portfolio	0.90% up to $1 billion; and 0.85% in excess of $1 billion
•	Of each Portfolio’s average daily net assets.

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MAINSTAY VP SERIES FUND, INC.

AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amended and Restated Subadvisory Agreement, made as of the 1st day of August, 2008 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and MacKay Shields LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, MainStay VP Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Company is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into the Amended and Restated Management Agreement dated August 1, 2008 with the Company, on behalf of its series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Company and manage such portion of the Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.            Appointment. The Manager hereby appoints MacKay Shields LLC to act as Subadvisor to the series designated on Schedule A of this Agreement (the “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement.  The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing.  If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.            Portfolio Management Duties. Subject to the supervision of the Company’s Board of Directors (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio.  The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series.  The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager.  The Subadvisor further agrees as follows:

(a)            The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b)            The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Company’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)            On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Company.

(d)            In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Company and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.

(e)            The Subadvisor will assist the custodian and portfolio accounting agent for the Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)            The Subadvisor will make available to the Company and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Company) as are necessary to assist the Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

(g)            The Subadvisor will provide reports to the Company’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Company’s Board with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

(h)            In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Company’s Board and by a majority of Directors who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Company, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Company to the extent required by the 1940 Act.  The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Company assets:

(i)            been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)            been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)            been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)            The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.  Manager represents that the Allocated Assets or Series can settle such private placements.

3.            Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Company for management services described under the Management Agreement between the Company and the Manager.  Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

4.            Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates.  The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Company, which include the following:  price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.  To the extent consistent with these standards and the Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor.  Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board of the Company, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.            Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Company filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.            Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Company shall be responsible for all the expenses of the Company’s operations, including, but not limited to:

(a)            the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

(b)            the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Company; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)            the fees and expenses of the Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)            the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining internal legal (provided pursuant to a separate legal services agreement) and compliance department) and independent accountants for the Company;

(e)            brokers’ commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Series;

(f)            all taxes and business fees payable by the Company or the Series to federal, state or other governmental agencies;

(g)            the fees of any trade association of which the Company may be a member;

(h)            the cost of share certificates representing the Series’ shares;

(i)            the fees and expenses involved in registering and maintaining registrations of the Company and of its Series with the SEC, registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)            litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business; and

(l)            any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.            Compliance.

(a)            The Subadvisor agrees to assist the Manager and the Company in complying with the Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to:  (i) periodically providing the Company’s Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time.  The Subadvisor understands that the Board of the Company is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)            The Subadvisor agrees that it shall immediately notify the Manager and the Company’s Chief Compliance Officer:  (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Company, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c)            The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Company, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.            Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)            Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the “Articles of Incorporation”);

(b)            By-Laws of the Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)            Certified Resolutions of the Directors of the Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)            Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)            Notification of Registration of the Company under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)            Prospectus and Statement of Additional Information of the Series.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.            Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Company.

11.            Representations Respecting Subadvisor. The Manager and the Company agree that neither the Company, the Manager, nor affiliated persons of the Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.            Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

13.            Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.            Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.            Indemnification.

(a)            The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Company, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Company or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)            Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Company or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Company or any affiliated person of the Manager or Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)            The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)            The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.            Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a trustee, officer or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.            Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board of the Company or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding:  (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Company; (B) at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Company.  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Company is assigned or terminates for any other reason.  In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.            Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Directors of the Company, including a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.            Use of Name.

(a)            It is understood that the name MainStay VP Series Fund or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Company and/or the Series. Upon termination of the Management Agreement between the Company and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)            It is understood that the name MacKay Shields LLC or any derivative thereof or logo associated with that name, are the valuable property of the Subadvisor and its affiliates and that the Company and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Company or sales materials with respect to the Company with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Company and/or the Series. Upon termination of this Agreement, the Company shall forthwith cease to use such name (or derivative or logo).

20.            Proxies; Class Actions.

(a)            The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Company.  Absent contrary instructions received in writing from the Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations.  The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Company, and these records shall be available to the Company upon request.

(b)            Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.            Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at MacKay Shields LLC, 9 West 57th Street, 33rd Floor, New York, New York 10019, Attention: President.

22.            Miscellaneous.

(a)            This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)            To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)            Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 1st day of August, 2008.  This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:                                                                             By:____________________________
Name:                                                                            Name:                       Barry A. Schub
Title:                                                                            Title:                       Executive Vice President

MACKAY SHIELDS LLC

Attest:                                                                             By:
Name:                                                                            Name:
Title:                                                                            Title:

::ODMA\PCDOCS\OGCDOCS\225713\1

SCHEDULE A

(As of August 1, 2008)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

PORTFOLIO NAME	ANNUAL RATE
Capital Appreciation Portfolio	0.305% up to $1 billion; and 0.250% in excess of $1 billion
Cash Management Portfolio	0.225% up to $500 million; 0.200% from $500 million up to $1 billion; and 0.175% in excess of $1 billion
Convertible Portfolio	0.300% up to $1 billion; and 0.250% in excess of $1 billion
Government Portfolio	0.250% up to $500 million; 0.2375% from $500 million up to $1 billion; and 0.225% in excess of $1 billion
High Yield Corporate Bond Portfolio	0.285% up to $1 billion; 0.275% from $1 billion up to $5 billion; and 0.2625% in excess of $5 billion
International Equity Portfolio	0.445% up to $500 million; and 0.425% in excess of $500 million
Mid Cap Growth Portfolio	0.375% up to $500 million; and 0.350% in excess of $500 million
Mid Cap Value Portfolio	0.350% up to $500 million; and 0.325% in excess of $500 million
Small Cap Growth Portfolio	0.450% up to $1 billion; and 0.425% in excess of $1 billion
Total Return Portfolio	0.285% up to $1 billion; and 0.275% in excess of $1 billion

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

::ODMA\PCDOCS\OGCDOCS\225713\1

MAINSTAY VP SERIES FUND, INC.

AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amended and Restated Subadvisory Agreement, made as of the 1st day of August, 2008 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Institutional Capital LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, MainStay VP Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Company is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Company currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into the Amended and Restated Management Agreement dated August 1, 2008 with the Company, on behalf of its series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Company and manage such portion of the Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.            Appointment. The Manager hereby appoints Institutional Capital LLC to act as Subadvisor to the series designated on Schedule A of this Agreement (the “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement.  The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing.  If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.            Portfolio Management Duties. Subject to the supervision of the Company’s Board of Directors (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio.  The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series.  The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager.  The Subadvisor further agrees as follows:

(a)            The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b)            The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)            On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Company.

(d)            In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Company and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.

(e)            The Subadvisor will assist the custodian and portfolio accounting agent for the Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)            The Subadvisor will make available to the Company and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Company) as are necessary to assist the Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

(g)            The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish the Board with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

(h)            In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Board and by a majority of Directors who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Company, the Manager, the Subadvisor or any such company that is retained as Subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Company to the extent required by the 1940 Act.  The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Company assets:

(i)            been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)            been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)            been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)            The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.  Manager represents that the Allocated Assets or Series can settle such private placements.

3.            Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Company for management services described under the Management Agreement between the Company and the Manager.  Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

4.            Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates.  The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Company, which include the following:  price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.  To the extent consistent with these standards and the Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor.  Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.            Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Company filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.            Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Company shall be responsible for all the expenses of the Company’s operations, including, but not limited to:

(a)            the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

(b)            the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Company; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)            the fees and expenses of the Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)            the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining internal legal (provided pursuant to a separate legal services agreement) and compliance department) and independent accountants for the Company;

(e)            brokers’ commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Series;

(f)            all taxes and business fees payable by the Company or the Series to federal, state or other governmental agencies;

(g)            the fees of any trade association of which the Company may be a member;

(h)            the cost of share certificates representing the Series’ shares;

(i)            the fees and expenses involved in registering and maintaining registrations of the Company and of its Series with the SEC, registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company’s Registration Statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)            litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business; and

(l)            any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.            Compliance.

(a)            The Subadvisor agrees to assist the Manager and the Company in complying with the Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to:  (i) periodically providing the Company’s Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time.  The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)            The Subadvisor agrees that it shall immediately notify the Manager and the Company’s Chief Compliance Officer:  (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Company, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c)            The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Company, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.            Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)            Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the “Articles of Incorporation”);

(b)            By-Laws of the Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)            Certified Resolutions of the Directors of the Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)            Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)            Notification of Registration of the Company under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)            Prospectus and Statement of Additional Information of the Series.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.            Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Company.

11.            Representations Respecting Subadvisor. The Manager and the Company agree that neither the Company, the Manager, nor affiliated persons of the Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.            Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

13.            Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.            Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.            Indemnification.

(a)            The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Company, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager; or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Company or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)            Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Company or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Company or any affiliated person of the Manager or Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)            The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)            The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

15.            Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a trustee, officer or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

16.            Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding:  (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Company; (B) at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Company.  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Company is assigned or terminates for any other reason.  In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 12, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

17.            Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Directors of the Company, including a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

18.            Use of Name.

(a)            It is understood that the name MainStay, ICAP or any derivatives thereof or logos associated with those names are the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such names (or derivatives or logos) only with the approval of the Manager and only so long as the Manager is Manager to the Company and/or the Series. Upon termination of the Management Agreement between the Company and the Manager, the Subadvisor shall forthwith cease to use such names (or derivatives or logos).

(b)            It is understood that the name Institutional Capital LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Company and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Company or sales materials with respect to the Company with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Company and/or the Series. Upon termination of this Agreement, the Company shall forthwith cease to use such name (or derivative or logo).
19.            Proxies; Class Actions.

(a)            The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Company.  Absent contrary instructions received in writing from the Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations.  The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Company, and these records shall be available to the Company upon request.

(b)            Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

20.            Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Institutional Capital LLC, 225 Wacker Drive, Suite 2400, Chicago, Illinois 60606, Attention: President.

21.            Miscellaneous.

(a)            This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)            To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)            Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 1st day of August, 2008.  This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:                                                                             By:____________________________
Name:                                                                            Name:                       Barry A. Schub
Title:                                                                            Title:                       Executive Vice President

INSTITUTIONAL CAPITAL LLC

Attest:                                                                             By:
Name:                                                                            Name:
Title:                                                                            Title:

::ODMA\PCDOCS\OGCDOCS\225916\1

SCHEDULE A

(As of August 1, 2008)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

FUND	ANNUAL RATE
ICAP Select Equity Portfolio *	0.400% up to $250 million; 0.375% from $250 million to $1 billion; and 0.370% in excess of $1 billion

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/365th of the annual rate applied to the daily net assets of the Fund.

Payment will be made to the Subadvisor on a monthly basis.

* For certain Funds listed above, NYLIM has agreed to waive a portion of each Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the class’ total ordinary operating expenses do not exceed certain amounts.  These waivers or expense limitations may be changed with Board approval.  To the extent NYLIM has agreed to waive its management fee or reimburse expenses, Institutional Capital LLC, as Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

::ODMA\PCDOCS\OGCDOCS\228565\1

MAINSTAY VP SERIES FUND, INC.

AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amended and Restated Subadvisory Agreement, made as of the 26th day of December, 2008 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Winslow Capital Management, Inc., a Minnesota corporation (the “Subadvisor”) and subsidiary of Nuveen Investments, Inc., a Delaware corporation.

WHEREAS, MainStay VP Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Company is authorized to issue separate portfolios, each of which may offer a separate class of shares of beneficial interest, each portfolio having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Company currently offers shares in multiple portfolios, may offer shares of additional portfolios in the future, and intends to offer shares of additional portfolios in the future; and

WHEREAS, the Manager entered into the Amended and Restated Management Agreement dated August 1, 2008 with the Company, on behalf of its portfolios, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Company; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the portfolios of the Company and manage such portion of the Company as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, this Agreement amends and restates the Subadvisory Agreement between the Manager and the Subadvisor dated March 15, 2006;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.            Appointment. The Manager hereby appoints Winslow Capital Management, Inc. to act as Subadvisor to the portfolios designated on Schedule A of this Agreement (the “Portfolio” or “Portfolios”) with respect to all or a portion of the assets of the Portfolios designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement.  The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more portfolios other than the Portfolios with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing.  If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such portfolios shall become a Portfolio hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.            Portfolio Management Duties. Subject to the supervision of the Company’s Board of Directors (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Portfolios’ Allocated Assets and determine the composition of the assets of the Portfolios’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio.  The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Portfolios’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Portfolios, when these transactions should be executed, and what portion of the Allocated Assets of the Portfolios should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Portfolios.  The Subadvisor will provide the services under this Agreement in accordance with the Portfolios’ investment objective or objectives, policies and restrictions as stated in the Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager.  The Subadvisor further agrees as follows:

(a)            The Subadvisor understands that the Allocated Assets of the Portfolios need to be managed so as to permit the Portfolios to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

(b)            The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Company’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Company under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)            On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolios as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolios or Company.

(d)            In connection with the purchase and sale of securities for the Portfolios, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Portfolios, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Portfolios, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolios. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Company’s custodian and portfolio accounting agent.

(e)            The Subadvisor will assist the custodian and portfolio accounting agent for the Company in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Company, the value of any portfolio securities or other Allocated Assets of the Portfolios for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)            The Subadvisor will make available to the Company and the Manager, promptly upon request, all of the Portfolios’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Company) as are necessary to assist the Company and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

(g)            The Subadvisor will provide reports to the Company’s Board, for consideration at meetings of the Board, on the investment program for the Portfolios and the issuers and securities represented in the Portfolios’ Allocated Assets, and will furnish the Company’s Board with respect to the Portfolios such periodic and special reports as the Directors and the Manager may reasonably request.

(h)            In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Portfolios unless the contract with such company is approved by a majority of the Company’s Board and by a majority of Directors who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Company, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Portfolios of the Company to the extent required by the 1940 Act.  The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Portfolios, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Company assets:

(i)            been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)            been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)            been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

3.            Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Portfolios’ average daily net assets as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Company for management services described under the Management Agreement between the Company and the Manager.  Expense caps or fee waivers for the Portfolios that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor by the Manager.

4.            Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Portfolios’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates.  The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Portfolios, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Company, which include the following:  price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Portfolios in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Company, by other aspects of the portfolio execution services offered.  Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolios to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Portfolios and to their other clients as to which they exercise investment discretion.  To the extent consistent with these standards and the Company’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Portfolios to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Portfolios, the Subadvisor or an affiliate of the Subadvisor.  Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.            Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Company filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.            Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Company shall be responsible for all the expenses of the Company’s operations, including, but not limited to:

(a)            the fees and expenses of Directors who are not interested persons of the Manager or of the Company;

(b)            the fees and expenses of each Portfolio which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Portfolios not being maintained by the Manager; (iii) the pricing of the Portfolios’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Company; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolios’ shares;

(c)            the fees and expenses of the Company’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)            the charges and expenses of legal counsel and independent accountants for the Company;

(e)            brokers’ commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions on behalf of the Portfolios;

(f)            all taxes and business fees payable by the Company or the Portfolios to federal, state or other governmental agencies;

(g)            the fees of any trade association of which the Company may be a member;

(h)            the cost of share certificates representing the Portfolios’ shares;

(i)            the fees and expenses involved in registering and maintaining registrations of the Company and of its Portfolios with the SEC, registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)            allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)            litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business; and

(l)            any expenses assumed by the Portfolios pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.            Compliance.

(a)            The Subadvisor agrees to assist the Manager and the Company in complying with the Company’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to:  (i) periodically providing the Company’s Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Company’s Chief Compliance Officer within a reasonable time.  The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)            The Subadvisor agrees that it shall immediately notify the Manager and the Company’s Chief Compliance Officer:  (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Company, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(c)            The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Company, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.            Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)            Articles of Incorporation of the Company, as amended from time to time, as filed with the Department of Assessments and Taxation of the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the “Articles of Incorporation”);

(b)            By-Laws of the Company, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)            Certified Resolutions of the Directors of the Company authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)            Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Portfolios and the Portfolios’ shares, and all amendments thereto;

(e)            Notification of Registration of the Company under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f)            Prospectus and Statement of Additional Information of the Portfolios.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Portfolios are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.            Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Company.

11.            Representations Respecting Subadvisor. The Manager and the Company agree that neither the Company, the Manager, nor affiliated persons of the Company or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Portfolios concerning the Subadvisor or the Portfolios other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Company shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Company, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.            Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolios and their prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

13.            Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.            Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Company and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.            Indemnification.

(a)            The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Company, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Company or a Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Company or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)            Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Portfolios, which:  (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Company or a Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Company or any affiliated person of the Manager or Company by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)            The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)            The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.            Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a director, officer or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.            Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Portfolios, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolios; and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Portfolio shall be effective to continue this Agreement with respect to the Portfolios notwithstanding:  (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated for each or any Portfolio hereunder:  (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Company; (B) at any time without payment of any penalty by the Company, upon the vote of a majority of the Company’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Company.  In the event of termination for any reason, all records of each Portfolio for which the Agreement is terminated shall promptly be returned to the Manager or the Company, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Company is assigned or terminates for any other reason.  In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.            Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Portfolios; and (ii) the Directors of the Company, including a majority of the Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.            Use of Name.

(a)            It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Company and/or the Portfolio. Upon termination of the Management Agreement between the Company and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)            It is understood that the name Winslow Capital Management, Inc. or any derivative thereof or logo associated with that name, is the valuable property of the Subadvisor and its affiliates and that the Company and/or the Portfolio have the right to use such name (or derivative or logo) in offering materials of the Company or sales materials with respect to the Company with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Company and/or the Portfolio. Upon termination of this Agreement, the Company shall forthwith cease to use such name (or derivative or logo).

20.            Proxies; Class Actions.

(a)            The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Company.  Absent contrary instructions received in writing from the Company, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Portfolio in accordance with applicable fiduciary obligations.  The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Company, and these records shall be available to the Company upon request.

(b)            Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Portfolios. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Portfolios.

21.            Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Winslow Capital Management, Inc., 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, Attention: President.

22.            Miscellaneous.

(a)            This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)            To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)            Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*            *            *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the 26th day of December, 2008.  This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:                                                                             By:            _________________________
Name:                       Jeffrey A. Engelsman                                                                            Name:                       Barry A. Schub
Title:                       Director                                                       Title:                       Executive Vice President

WINSLOW CAPITAL MANAGEMENT, INC.

Attest:                                                                             By:
Name:                                                                            Name:
Title:                                                                            Title:

SCHEDULE A

(As of December 26, 2008)

1. Subadvisor shall provide services for the following portfolios of the Company:

•	MainStay VP Large Cap Growth Portfolio

2. Subadvisor shall be paid:

0.40% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including portfolios of the Company, up to $250 million;

0.35% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including portfolios of the Company, from $250 million to $500 million;

0.30% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including portfolios of the Company, from $500 million to $750 million;

0.25% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including portfolios of the Company, from $750 million to $1 billion; and

0.20% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including portfolios of the Company, in excess of $1 billion.

A-
S:\OGC\MainStay VP Series Fund\Form N-SAR\2008\Exhibit 77Q-1- 12-31-08 MSVP AMENDED AND RESTATED MANAGEMENT AGMT FOR 13 PORTFOLIOS.doc